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                                                                   EXHIBIT 10.14


                           VITAL SIGNALS, INCORPORATED

                   INCENTIVE STOCK OPTION, NONQUALIFIED STOCK
                 OPTION AND RESTRICTED STOCK PURCHASE PLAN-1989




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                           VITAL SIGNALS, INCORPORATED

                   INCENTIVE STOCK OPTION, NONQUALIFIED STOCK
                 OPTION AND RESTRICTED STOCK PURCHASE PLAN-1989

      1.     Purposes of the Plan.

      The purposes of this Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan-1989 (the "Plan") of Vital Signals, Incorporated, a California corporation (the "Company"), are (a) to insure the retention of the services of existing executive personnel, key employees and non-employee directors of the Company or its affiliates; (b) to attract and retain competent new executive personnel and key employees; (c) to provide incentive to all such personnel, employees and non-employee directors to devote their utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in the ownership of the Company and thereby in the success and increased value of the company; and (d) to allow consultants, business associates and others with important business relationships with the Company the opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the company.

      2.    Shares Subject to the Plan.

      The shares of stock subject to the incentive options having the terms and conditions set forth in Section 6 below (hereinafter "incentive options") and/or nonqualified options or rights to purchase restricted shares having the terms and


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conditions set forth in Section 7 below (hereinafter "nonqualified options" and
"rights of purchase") and other provisions of the Plan shall be shares of the Company's authorized but unissued or reacquired common stock (herein sometimes referred to as the "Common Stock"). The total number of shares of the Common Stock of the Company which may be issued under the Plan shall not exceed, in the aggregate, 2,000,000 shares. The limitations established by the preceding sentence shall be subject to adjustment as provided in Section 8 below. In the event that any outstanding incentive option, nonqualified option or right of purchase granted under the Plan can no longer under any circumstances be exercised, or in the event that any shares purchased pursuant to the Plan are reacquired by the Company, for any reason, the shares of Common Stock allocable to the unexercised portion of such incentive option, nonqualified option or such right of purchase, or the shares reacquired, as the case may be, may again be subject to grant or issuance under the Plan.

      3.    Eligibility.

            (a) Incentive Options. Officers and other key employees of the Company or its parent or of any subsidiary corporation (including directors if they are also employees of the Company or a subsidiary), as may be determined by the Board or the Committee, who qualify for incentive stock options under the applicable provisions of the Internal Revenue Code, will be eligible for selection to receive


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      incentive options under the Plan. An employee who has been granted an incentive option may, if otherwise eligible, be granted an additional incentive option or options and/or receive a nonqualified option or options or rights of purchase if the Board or Committee shall so determine.

            (b) Nonqualified Options and Rights of Purchase. Officers and other key employees of the Company or of any subsidiary corporation, any member of the Board of Directors of the Company, whether or not he or she is employed by the Company, or consultants, business associates or others with important business relationships with the Company, will be eligible to receive nonqualified options or rights of purchase under the Plan. An individual who has been granted a nonqualified option or right of purchase may, if otherwise eligible, be granted an incentive option or an additional nonqualified option or options or rights of purchase if the Board or Committee shall so determine.

      4.    Administration of the Plan.

            (a) This Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a committee (the "Committee") consisting of three (3) or more persons, at least two of whom shall be directors of the Company, who shall be appointed by, and serve at the pleasure of, the Board of Directors. No person serving as a member of the Board or the Committee shall act on any



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      matter relating solely to such person's own interests under the Plan or any option thereunder. For purposes of the Plan, the term "Administrator" shall mean the Board, or if the Board delegates responsibility for any matter to the Committee, the Committee., The Administrator may from time to time, in its discretion, determine which persons shall be granted incentive options, nonqualified options or rights of purchase under the Plan, the terms thereof, and the number of shares for which an incentive option or options or nonqualified option or options or a right or rights of purchase shall be granted.

            (b) The Administrator shall have full and final authority to determine the persons to whom, and the time or times at which, incentive options, nonqualified options and rights of purchase shall be granted, the number of shares to be represented by each incentive option, nonqualified option and right of purchase and the consideration to be received by the Company upon the exercise thereof; to interpret the Plan; to amend and rescind rules and regulations relating to the Plan; to determine the form and content of the incentive options or nonqualified options to be issued and terms and conditions of rights of purchase to be offered under the Plan; to determine the identity or capacity of any persons who may be entitled to exercise a participant's rights under any incentive option, nonqualified option or right of purchase under the Plan; to


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      correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any incentive option, nonqualified option or right of purchase in the manner and to the extent the Administrator deems desirable to carry the Plan, incentive option, nonqualified option or right of purchase into effect; to accelerate the exercise date of any incentive option, nonqualified option or release and/or waive any repurchase rights of the Company contained in any right of purchase; to provide for an option to the Company to repurchase any shares issued upon exercise of an option upon termination of employment; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination by the Administrator with respect to the application or administration of the Plan shall be final and binding on all participants and prospective participants.

      5.    Option Price and Purchase Price of Shares.

            (a) Incentive Options. The exercise price of the shares of Common Stock covered by each incentive option granted under the Plan shall not be less than the fair market value of such shares on the date the incentive option is granted; provided, however, that the exercise price shall not be less thin 110% of the fair market value if the person to whom such shares are granted owns 10% or more of the total outstanding stock of the Company.

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            (b)   Nonqualified Options and Rights of Purchase. The exercise
      price of the shares of Common Stock covered by each nonqualified option granted and the purchase price of shares for which rights of purchase are offered under the plan shall not be less than the fair market value of such shares on the date the nonqualified option is granted or right of purchase is offered.

            (c) Fair Market Value. For purposes of this Section 5, fair market value shall, if the Common Stock is not listed or admitted to trading on a stock exchange, be the average of the closing bid price and asked price of the Common Stock in the over-the-counter market an the date the incentive option or nonqualified option is granted or right of purchase is offered, or, if the Common Stock is then listed or admitted to trading on any stock exchange or the NASDAQ National Market System in the over-the-counter market, the closing sale price on such day on the principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no sale takes place on such day on such national market system or principal exchange, then the closing sale price of the Common Stock on such national market system or exchange on the next preceding day on which a sale occurred. During such times as there is not a market pride available, the fair market value of the Company's Common Stock shall be determined by the Administrator, which shall consider, among other facts which it considers to be relevant, the book value of such


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      stock and the earnings of the Company. The exercise price or the purchase price, as the case may be, shall be subject to adjustment as provided in
      Section 8 below.

      6.    Terms and Conditions of Incentive Options.

      Each incentive option granted pursuant to this Plan shall be evidenced by a written Incentive Option Agreement which shall specify that the options subject thereto are incentive options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended. The granting of an incentive option shall take place only when a written Incentive Option Agreement shall have been duly executed and delivered by or on behalf of the Company to the optionee to whom such incentive option shall be granted. Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Administrator shall constitute the granting of any incentive option. The Incentive Option Agreement shall be in the form of Exhibit A attached hereto or in such form as the Administrator shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

            (a) Medium and Time of Payment. The option price upon the exercise of the incentive option shall be payable (i) in United States dollars payable in cash, certified check, or bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock which shall be deemed to have a value to the Company equal

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      to the aggregate fair market value of such shares determined at the date of such exercise in accordance with the provisions of Section 5 above;
      (iii) by the issuance of a Promissory Note in a form acceptable to the Administrator, or (iv) any combination of (i), (ii) or (iii) above.

            (b) Grant of Incentive Option. Any incentive option shall be granted within ten years from the date of the adoption of this Plan or the date this plan is approved by the shareholders of the Company, whichever is earlier.

            (c) Number of Shares. The incentive option shall state the total number of shares to which it pertains.

            (d) Incentive Option Price. The incentive option price shall be not less than the fair market value of the shares of Common Stock on the date of the granting of the option.

            (e) Term of Incentive Option. Each incentive option granted under the Plan shall expire within a period of not more than ten (10) years from the date the incentive option is granted; provided, however, that the incentive option shall expire within a period of not more than five (5) years if granted to a person who is the beneficial owner of 10% or more of the outstanding stock of the Company.

            (f) Date of Exercise. The Administrator may, in its discretion, provide that an incentive option may be exercised immediately or that it may not be exercised in whole or in part for any specified period or periods of



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      time. Except as may be so provided, any incentive option may be exercised in whole at any time or in part from time to time during its term.

            (g) Termination of Employment Except Death or Disability. In the event that an optionee who is an employee of the Company shall cease to be employed by the Company or a parent or any subsidiary corporation of the Company or a corporation or a parent or subsidiary corporation of a corporation issuing and assuming an incentive option in a transaction to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies, for any reason other than his death or disability, (i) all incentive options granted to any such optionee pursuant to this Plan which are not exercisable at the date of such cessation shall terminate immediately and become void and of no effect, and (ii) all incentive options granted to any such optionee pursuant to this Plan which are exercisable at the date of such cessation may be exercised at any time within three (3) months of the date of such cessation, but in any event no later than the date of expiration of the incentive option period, and if not so exercised within such time shall become void and of no effect at the end of such time.

            (h) Death or Disability of Optionee. If the optionee shall die or become disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended)


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      and shall not have fully exercised his or her incentive options granted, pursuant to the Plan, all of such incentive options, whether or not otherwise exercisable, may be exercised at any time within one (1) year after the optionee's cessation of employment as a result of such death or disability but in any event no later than the date of expiration of the incentive option period, by such optionee, or in the event of death, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the incentive option directly from the optionee by bequest or inheritance.

            (i) Rights as a Shareholder. An optionee or a transferee of an incentive option shall have no rights as a shareholder with respect to any shares of Common Stock covered by his or her incentive option until the date of the issuance of a share certificate to him or her for such shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such share certificate is issued.

            (j) Nonassignability of Rights. No incentive option shall be assignable or transferable by the person receiving same except by will or the laws of descent and distribution. During the life of such person, the incentive option shall be exercisable only by him.

            (k) Limitation. Notwithstanding any other provisions of the Plan, the aggregate fair market value (determined in



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      accordance with the provisions of Section 5 above as of the time the incentive option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

            (1) Other Provisions. Any Incentive Option Agreement may contain such other terms, provisions and conditions as may be determined by the Administrator, which are not inconsistent with the provisions of Section 422A of the Internal Revenue Code of 1986, as amended, including the option of the Company to repurchase any shares issued upon the exercise of an option upon termination of employment. Incentive options granted to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other.

      7. Terms and Conditions of Nonqualified Options and Rights of Purchase.

            (a) Terms and Conditions Applicable to Nonqualified Options. Each nonqualified option granted pursuant to this Plan shall be evidenced by a written Nonqualified Option Agreement which shall specify that the options subject thereto are nonqualified options. The granting of a nonqualified option shall take place only when this written Nonqualified Option Agreement shall have been duly executed



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      and delivered by or on behalf of the Company to the optionee to whom such nonqualified option shall be granted. Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Administrator shall constitute the granting of any nonqualified option. The Nonqualified Option Agreement shall be in the form of Exhibit B attached hereto, or in such form as the Administrator shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

                  (i) Medium and Time of Payment. The nonqualified option price shall be payable (i) in United States dollars payable in cash, certified check, or bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined at the date of such exercise in accordance with the provisions of Section 5 above; (iii) or by the issuance of promissory note in a form acceptable to the Administrator; or (iv) any combination of (i), (ii) or (iii) above.

                  (ii) Number of Shares. The nonqualified option shall state the total number of shares to which it pertains.


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                  (iii) Term of Nonqualified Option. Each nonqualified option granted under the Plan shall expire within a period of not more than ten (10) years from the date the nonqualified option is granted.

                  (iv) Date of Exercise. The Administrator may, in its discretion, provide that a nonqualified option may be exercised immediately or that it may not be exercised in whole or in part for any specified period or periods of time. Except as may be so provided, any nonqualified option may be exercised in whole at any time or in part from time to time during its term.

                  (v) Termination of Employment Except Death or Disability. In the event that an optionee who is an employee of the Company shall cease to be employed by the Company or any of its subsidiaries for any reason other than his or her death or disability, or, in the event that an optionee who is a director but not an employee of the Company shall cease to be a director of the Company for any reason other than his or her death or disability, (i) all nonqualified options granted to any such optionee pursuant to this Plan which are not exercisable at the date of such cessation shall terminate immediately and become void and of no effect, and (ii) all nonqualified options granted to any such optionee pursuant to this Plan which are exercisable at the date of such cessation



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            may be exercised at any time within three (3) months of the date of such cessation, but in any event no later than the date of expiration of the nonqualified option period, and if not so exercised within such time shall become void and of no effect at the end of such time.

                  (vi) Death or Disability of Optionee. If the optionee shall die or become permanently disabled and shall not have fully exercised his or her nonqualified options granted pursuant to the Plan, all of such nonqualified options, whether or not otherwise exercisable, may be exercised at any time within one (1) year after the optionee's death or permanent disability but in any event no later than the date of expiration of the nonqualified option period, by such optionee, or in the event of death, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the nonqualified option directly from the optionee by bequest or inheritance.

            (b) Terms and Conditions Applicable to Rights of Purchase Under the Plan. After the Administrator shall have determined to offer to a person eligible to participate (hereinafter "offeree") the right to purchase shares under the Plan, it shall cause to be delivered to the offeree a written notice thereof, together with a Stock



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      Purchase Agreement which shall constitute the Company's offer of the right of purchase and shall contain the terms and conditions of purchase, including, without limitation, the number of shares which the offeree shall be entitled to purchase, the purchase price per share, any other terms, conditions or restrictions relating thereto, and the number of days or period the offeree shall have to accept such offer. The execution and delivery of the Stock Purchase Agreement by the offeree to the Company within said number of days or period shall constitute acceptance of the offer and said Stock Purchase Agreement shall, thereupon, become a binding obligation of the Company and the offeree. Each Stock Purchase Agreement shall be in the form of Exhibit C attached hereto, or in such form as the Administrator shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

                  (i) Method of Payment. The purchase price of the shares shall be paid to the Company, (i) in cash; (ii) by check or bank draft; (iii) by a promissory note, with or without interest, payable to the Company; or (iv) any combination of (i), (ii) or (iii) above, as the Administrator, shall in its discretion determine. The terms, manner and timing of such payment and the form and content of any promissory note, shall be included or made a part of the Stock Purchase Agreement. If payment, in whole or in part, is made by a promissory note, the shares so purchased with



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            such note shall be held in pledge with the Company to secure payment of the note. The pledge shall be in such form and shall contain such terms as the Administrator may deem appropriate.

                  (ii) Number of Shares. The Stock Purchase Agreement shall state the total number of shares which the offeree shall be entitled to purchase and whether or not the offeree may purchase less than all of the shares offered.

                  (iii) Term of Offer. The Stock Purchase Agreement shall
            specify the number of days or other period the offeree shall have to accept the offer, not to exceed ninety (90) days from the date of such offer. If not accepted by the offeree within such number of days or other period, the offer shall automatically terminate upon expiration thereof, and the offer shall thereupon be null and void and without further effect, except that the Administrator may extend such number of days or other period available for acceptance, not to exceed an additional ninety (90) days. Acceptance of the offer shall occur when the offeree has executed and redelivered to the Company one or more counterparts of the Stock Purchase Agreement in the form delivered to him by the Company and, to be effective, such acceptance must be without condition or reservation of any kind whatsoever.



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                  (iv)  Escrow of Dividends. If payment for shares is made by a promissory note, all cash dividends paid with respect to the shares so purchased shall be held in escrow by the Company for the account of the purchaser without interest until such time as the shares are fully paid. Upon full payment of the promissory note, all of such escrowed dividends shall be paid to the purchaser without interest.

            (c) Terms and Conditions Applicable Equally to Nonqualified Options Granted and to Rights of Purchase Offered Under the Plan.

                  (i) Rights as a Shareholder. An optionee or a offeree or a transferee of a nonqualified option or right of purchase shall have no rights as a shareholder with respect to any shares of Common Stock covered by his or her nonqualified option or right of purchase until the date of the issuance of a share certificate to such optionee for such shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such share certificate is issued.

                  (ii) Nonassignability of Rights. No nonqualified option or right of purchase shall be assignable or transferable by the person receiving same except by will or the laws of descent and distribution. During


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             the life of such person, the nonqualified option or right of purchase shall be exercisable only by him or her.

                  (iii) Other Provisions. Any Nonqualified Option Agreement and
            any Stock Purchase Agreement may contain such other terms, provisions and conditions as may be determined by the Administrator, and, without limiting the generality of the foregoing, the Board of Directors or the Committee, as the case may be, shall have discretion to offer to a person a choice between having nonqualified options granted or having a right of purchase offered to him, or to grant both nonqualified options and a right of purchase or to condition a grant of nonqualified options upon a purchase of shares under a right of purchase under the Plan. Nonqualified options granted or offers made to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other.

      8.    Changes in Capital Structure.

      In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation or of a recapitalization, stock split,


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combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%), or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors in the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding incentive options, nonqualified options and rights of purchase in order to preserve, but not to increase, the benefits to persons then holding incentive options, nonqualified options and/or rights of purchase.

      In the event that the Company at any time proposes to merge into, consolidate with or to enter into any other reorganization (including the sale of substantially all of its assets) in which the Company is not the surviving corporation, or if the Company is the surviving corporation and the ownership of the outstanding capital stock of the Company following the transaction changes by 80% or more as a result of such transaction, the Plan and all unexercised incentive options, nonqualified options and rights of purchase granted hereunder shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of incentive options, nonqualified options and rights of purchase theretofore granted, or the substitution for such incentive options, nonqualified options and rights of purchase of new options and rights of purchase covering the shares of a successor corporation, with appropriate

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adjustments as to number and kind of shares and prices, in which event the Plan and the incentive options, nonqualified options and rights of purchase theretofore granted or the new incentive options, nonqualified options and rights of purchase substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the Plan and the assumption of incentive options, nonqualified options and rights of purchase theretofore granted or the substitution for such incentive options, nonqualified options and rights of purchase of new incentive options, nonqualified options and rights of purchase covering the shares of a successor corporation, then the Administrator shall cause written notice of the proposed transaction to be given to the persons holding incentive options, nonqualified options or rights of purchase not less than 30 days prior to the anticipated effective date of the proposed transaction, and all incentive options, nonqualified options and rights of purchase shall be accelerated and, concurrent with the effective date of the proposed transaction, such person shall have the right to exercise incentive options, nonqualified options and accept rights of purchase in respect of any or all shares then subject thereto.

      9.    Amendment and Termination of the Plan.

      The Board of Directors of the Company may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board of Directors may deem advisable;


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provided, however, that no such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any person under any incentive option, nonqualified option or right of purchase theretofore granted to him without his consent. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Board of Directors of the Company may alter or amend the Plan to comply with requirements under the Internal Revenue Code relating to restricted stock options, incentive options, qualified options or other options which give the optionee more favorable tax treatment than that applicable to options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, to the extent permitted by applicable law, any outstanding option granted hereunder shall be subject to the more favorable tax treatment afforded to an optionee pursuant to such terms and conditions as the Administrator may determine.


      Unless the Plan shall theretofore have been terminated, the Plan shall be effective on September 26, 1989, and shall terminate on September 26, 1999.

      10.   Application of Funds.

      The proceeds received by the Company from the sale of Common Stock pursuant to incentive options, nonqualified options and rights of purchase, except as otherwise provided herein, will be used for general corporate purposes.



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      11.   No Obligation to Exercise Option or Right of Purchase.

      The granting of an incentive option, nonqualified option or the offer of a right of purchase shall impose no obligation upon the optionee to exercise such an incentive option, nonqualified option or the offeree to accept such right of purchase.

      12.   Continuance of Employment.

      The Plan or the granting of any incentive option, nonqualified option or right of purchase thereunder shall not impose any obligation on the Company to continue the employment of any optionee or offeree.

      13.   Financial Disclosure.

      Upon the granting of any incentive option, nonqualified option or right of purchase under this Plan, the optionee or offeree shall be entitled to receive such financial information as may from time to time be disclosed to the stockholders of the Company. Such financial information shall be in the form deemed appropriate by the Board of Directors for distribution to the stockholders.



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                                                            ISO-________________


                     INCENTIVE COMMON STOCK OPTION AGREEMENT


      THIS INCENTIVE COMMON STOCK OPTION AGREEMENT (the "Agreement"), made this _________ day of ____________ 1989, between VITAL SIGNALS, INCORPORATED, a California corporation (hereinafter referred to as the "Company"), and ___________________________, an employee of the Company, its parent or one or more of its subsidiaries (the "Optionee"), is made with reference to the following fact:

                                R E C I T A L S:
                                - - - - - - - -

      A. Optionee commenced employment with the Company on ______________, 19__, and is presently ___________________________, and in such position is a valued and key employee of the Company.

      B. The Company desires, by affording the Optionee an opportunity to purchase shares of Common Stock of the Company (hereinafter called "Shares"), as hereinafter provided, to carry out the purpose of the "Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan -- 1989" (the "Plan").

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth, and for good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

      1.    Grant of Option.

      The Company hereby irrevocably grants to the Optionee the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of ______________ Shares (such number being subject to adjustment as provided in Paragraph 8 hereof) on the terms and conditions herein set forth. The Option granted herein is an "incentive option" within the meaning of the Plan and
Section 422A of the Internal Revenue Code of 1986, as amended.

      2.    Purchase Price.

      The purchase price of the Shares covered by the Option shall be $______ per share, representing one hundred percent (100%) of the fair market value of the shares as determined pursuant to Section 5 of the Plan as of the date hereof.

                                   Exhibit A

      3.    Term of Option.

      The term of the option shall commence on the date hereof and all rights to purchase shares hereunder shall cease at 11:59 p.m. on the day before the fifth
(5th) anniversary of the date hereof, subject to earlier termination as provided in this Agreement, herein. Except as may otherwise be provided options granted hereunder may be cumulative and exercised as follows: TO BE DETERMINED ON AN OPTIONEE BY OPTIONEE BASIS.

              During the Period                       Optionee May Purchase
              -----------------                       ---------------------
      On or before ___________________, 19__             0% of the Shares

      After __________________, 19__, but
        before________________, 19__                    20% of the Shares

      After ___________________, 19__, but
        before _______________, 19__                    40% of the Shares

      After __________________, 19__, but
        before________________, 19__                    60% of the Shares

      After __________________, 19__, but
        before________________, 19__                    80% of the Shares

      After __________________, 19__, but
        before________________, 19__                   100% of the Shares

The purchase price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise (i) in cash or by certified check or by bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of such shares by the Company and with the prior written consent and approval of the Company, by the delivery of shares of Common Stock of the Company which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined in accordance with Section 5 of the Plan; (iii) by the issuance of a Promissory Note in a form acceptable to the Administrator, or with such consent and approval, any combination of (i),
(ii) or (iii) above. Except as provided Paragraph 5 hereof, the Option may not be exercised at any time unless the Optionee shall have been continuously, from the date hereof to the date of the exercise of the Option, an employee of the Company, its parent, if any, or of one or more of its subsidiaries or a corporation or a parent or subsidiary of a corporation issuing or assuming an option to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies (collectively the "Affiliates"). The holder of the Option shall not have any of the rights of a shareholder with respect to the shares covered by the Option as to any shares of Common Stock not actually issued and delivered to Optionee.

      4.    Nontransferability.

      The Option Shall not be transferable otherwise than by will or the laws of descent and distribution, and the option may be exercised, during the lifetime of the Optionee, only by optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided in Paragraph 6 hereof), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

      5.     Termination of Employment.

      In the event that the Optionee shall cease to be employed by the Company, or a parent or subsidiary of the Company, or a corporation or a parent or subsidiary of a corporation issuing or assuming an option to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies, for any reason whatsoever, other than by reason of death or disability, this option shall terminate immediately; provided, however, that the Optionee shall have the right to exercise this Option at any time within three (3) months after such cessation, but in no event later than the date of expiration of the option period, but the number of Shares purchasable upon such exercise of the Option shall not in any case exceed the number which would have been purchasable if the Optionee had exercised the option an the date of such cessation. If the Optionee shall become disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) and shall not have fully exercised his options granted pursuant to the Plan, all of such options, whether or not otherwise exercisable, may be exercised at any time within one (1) year after the Optionee's cessation of employment as a result of such disability but in any event no later than the date of expiration of the option period, by the Optionee. If the Optionee shall die while an employee of the Company, or a parent or subsidiary of the Company, Optionee's estate, personal representative or beneficiary shall have the right to exercise all of the shares subject to this option, whether or not they would otherwise have been purchasable if the Optionee's death had not occurred, at any time within one (1) year from the date of Optionee's death, but in no event later than the date of expiration of the option period.

        6.   Other Expirations.

      In addition to any other event causing an expiration or termination of this Option, this Option shall expire and all rights to purchase Shares shall cease (to the extent not theretofore terminated or expired as herein provided) upon the effective date of the dissolution or liquidation of the Company or upon a merger, consolidation, acquisition of property or shares, separation or reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the company is not the surviving entity, or if the Company is the surviving entity and the ownership of the outstanding capital stock of the Company following the transaction changes by 50% or more as a result of such transaction, or of a sale of substantially all of the property or shares of the Company to another entity, corporate or otherwise; provided, however, that the Company may, in its discretion, and immediately prior to any such transaction, cause a new option to be substituted for this Option or cause this Option to be assumed by an employer entity or a parent or subsidiary of such entity; and such new option shall apply to all shares issued in addition to or substitution, replacement or modification of the shares theretofore covered by such option; provided that,

            (1) the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such shares shall not be more than the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares; and

            (2) the new option or the assumption of the existing option shall not give the Optionee, additional benefits which he did not have under the old option or prior to such assumption; and

            (3) an appropriate adjustment of the original option price shall be made among original shares subject to the option and any additional shares or shares issued in substitution, replacement or modification thereof.

If no provision is made for the continuance of the option plan and the assumption of this Option, or the substitution for this Option of new options as hereinabove provided, then the Company shall cause written notice to be given to the Optionee of the proposed transaction not less than thirty (30) days prior to the anticipated effective date thereof, and this Option, if not already exercisable, shall thereupon become immediately exercisable and the Optionee shall have the right to exercise this Option at any time prior to the effective date of the termination of the option plan or the proposed transaction.

        7.   Adjustments.

      The number and class of shares subject to this Option, and the purchase price per share (but not the total purchase price), and the minimum number of shares as to which this Option may be exercised at any one time, shall all be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares of Common Stock in the Company, without receipt of consideration by the Company, which result from a split-up or consolidation of shares, payment of a share dividend (in excess of two percent (2%)), a recapitalization, combination of shares or other like capital adjustment, so that, upon exercise of this Option, the Optionee shall receive the number and class of shares Optionee would have received had Optionee been the holder of the number of shares of Common Stock in the Company, for which this Option is being exercised, on the date of such change or increase or decrease in the number of issued shares of Common Stock in the Company. Subject to any required action by its shareholders, if the Company shall be a surviving entity in any reorganization, merger or consolidation, this Option shall be proportionately adjusted so as to apply to the securities to which the holder of the number of shares of Common Stock in the Company subject to this option would have been entitled. Adjustments under this paragraph shall be made by the Board of Directors whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under this Option or upon any such adjustment.

      8.    Method of Exercising Option.

      Subject to the terms and conditions of this option Agreement, this Option may be exercised by written notice to the Company, at its principal office in the State of California, which presently is located at 26931 Diamond, Mission Viejo, California 92691. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment in cash, certified check, bank draft, or, subject to the limitations and with the prior approval required under Section 3 above, by Promissory Note or certificates for shares of the Common Stock of the Company equal to at the time of exercise, in the aggregate, the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing the shares subject to such exercise as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons other than the Optionee in accordance with the terms hereof, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable. The holder of this Option shall not be entitled to the privileges of share ownership as to any shares of Common Stock not actually issued and delivered to Optionee. The Optionee hereby certifies that all shares of Common Stock in the Company purchased or to be purchased by Optionee pursuant to the exercise of this Option are being or are to be acquired by Optionee for investment and not with a view to the distribution thereof. In addition, the person exercising the Option shall execute and deliver to the Company with the notice provided for above an investment letter in the form attached hereto as Exhibit A.

      9.    No Agreement to Employ.

      Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company to employ or retain Optionee for any specific period of time.

      10.   General.

            The Company shall at all times during the term of the option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

      IN WITNESS WHEREOF, the Company has caused this option Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.


                                          VITAL SIGNALS, INCORPORATED, a
                                          California corporation

          "Company"                       By:
                                             -----------------------------------
                                                                ,
                                             -------------------  --------------

          "Optionee"
                                             -----------------------------------
                                                                ,
                                             -------------------  --------------

                                                       NQSO-__________________


                   NONQUALIFIED COMMON STOCK OPTION AGREEMENT

      THIS NONQUALIFIED COMMON STOCK OPTION AGREEMENT (the "Agreement"), made this ________ day of ___________________, 19__, between VITAL SIGNALS,
INCORPORATED, a California corporation (hereinafter referred to as the "Company"), and ________________, an employee of the Company, its parent or one or more of its subsidiaries, or a director or any (hereinafter referred to as the ad with reference to the following fact:

                                 R E C I T A L:

      The Company desires, by affording the Optionee an opportunity to purchase shares of common Stock, no par value, in the Company (hereinafter called "Shares"), as hereinafter provided, to carry out the purpose of the "Incentive Stock option, Nonqualified Stock option and Restricted Stock Purchase Plan-1989" (the "Plan").

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth, and for good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

        1.   Grant of Option.

      The Company hereby irrevocably grants to the optionee the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of ____________ Shares (such number being subject to adjustment as provided in Paragraph 7 hereof) on the terms and Conditions herein set forth. The Option granted herein is a "nonqualified option" within the meaning of the Plan.

        2.   Purchase Price.

      The purchase price of the Shares covered by the Option shall be $_____ per share.

        3.   Term of Option.

      The term of the Option shall commence on the date hereof and all rights to purchase shares hereunder shall cease at 11:59 p.m. on the day before the fifth
(5th) anniversary of the date hereof, subject to earlier termination as provided herein. Except as may otherwise be provided in this Agreement,

                                    Exhibit B
options granted hereunder  may be cumulative and exercised as
follows:       TO BE DETERMINED ON AN OPTION BY OPTION BASIS.

               During the Period:                   Optionee May Purchase:
               ------------------                   ---------------------

      On or before ___________________, 19__             0% of the Shares

      After __________________, 19__, but
        before________________, 19__                    20% of the Shares

      After ___________________, 19__, but
        before _______________, 19__                    40% of the Shares

      After __________________, 19__, but
        before________________, 19__                    60% of the Shares

      After __________________, 19__, but
        before________________, 19__                    80% of the Shares

      After __________________, 19__, but
        before________________, 19__                   100% of the Shares


      The purchase price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise (i) in cash, or by certified check or by bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company and with the prior written consent and approval of the Company, by the delivery of shares of Common Stock of the Company which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined in accordance with Section 5 of the Plan; or (iii) any combination of (i) or (ii) above. Except as provided in Paragraph 5 hereof, the Option may not be exercised at any time unless (i) if the Optionee is an employee of the Company, the Optionee shall have been continuously, from the date hereof to the date of the exercise of the Option, an employee of the Company, its parent, if any, or of one or more of its subsidiaries or a corporation or a parent or subsidiary of a corporation issuing or assuming an option to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies (collectively the "Affiliates"); or (ii) if the Optionee is a director of the Company, the Optionee shall have been continuously, from the date hereof to the date of the exercise of the Option, a director of the Company, or its Affiliates. The holder of the Option shall not have any of the rights of a shareholder with respect to the shares covered by the Option as to any shares of Common Stock not actually issued and delivered to Optionee.

      4.    Nontransferability.

      The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by

Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided in Paragraph 5 hereof), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

      5.    Termination of Employment or Status as a Director or Adviser.

      In the event that the optionee is an employee of the Company and the Optionee shall cease to be employed by the Company, or its Affiliates, or in the event the Optionee is a director or advisor of the Company and ceases to be a director or advisor of the Company or its Affiliates, for any reason whatsoever, other than by reason of death or disability, this Option shall terminate immediately; provided, however, that the Optionee shall have the right to exercise this Option at any time within three (3) months after such cessation of employment or status as a director or advisor, but in no event later than the date of expiration of the option period, but the number of Shares purchasable upon such exercise of the Option shall not in any case exceed the number which would have been purchasable if the Optionee had exercised the Option on the date of such cessation. If the Optionee shall become disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) and shall not have fully exercised his options granted pursuant to the Plan, all of such options, whether or not otherwise exercisable, may be exercised at any time within one (1) year after the Optionee's cessation of employment or status as a director or advisor as a result of such disability but in any event no later than the date of expiration of the option period, by the Optionee. If the Optionee shall die while an employee, director or advisor of the Company, or its Affiliates, Optionee's estate, personal representative or beneficiary shall have the right to exercise all of the shares subject to this Option, whether or not they would otherwise have been purchasable if the Optionee's death had not occurred, at any time within one (1) year from the date of Optionee's death, but in no event later than the date of expiration of the option period.

      6.    Other Expirations.

      In addition to any other event causing an expiration or termination of this Option, this Option shall expire and all rights to purchase Shares shall cease (to the extent not theretofore terminated or expired as herein provided) upon the effective date of the dissolution or liquidation of the Company or upon a merger, consolidation, acquisition of property or shares, separation or reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity, or if the Company is the surviving entity and the ownership of the outstanding capital stock of the Company following the transaction changes by 50% or more as a result of such transaction, or of a sale of substantially all of the property or shares of the Company to another entity, corporate or otherwise; provided, however, that the Company may, in its discretion, and immediately prior to any such transaction, cause a new option to be substituted for this Option or cause this Option to be assumed by an employer entity or a parent or subsidiary of such entity; and such now option shall apply to all shares issued in addition to or substitution, replacement or modification of the shares theretofore covered by such option; provided that.

            (1) the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such shares shall not be more than the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares; and

            (2) the new option or the assumption of the existing option shall not give the Optionee additional benefits which he did not have under the old option or prior to such assumption; and

            (3) an appropriate adjustment of the original option price shall be made among original shares subject to the option and any additional shares or shares issued in substitution, replacement or modification thereof.

If no provision is made for the continuance of the Plan and the assumption of this Option, or the substitution of this Option of new options as hereinabove provided, then the Company shall cause written notice to be given to the Optionee of the proposed transaction not less than thirty (30) days prior to the anticipated effective date thereof, and this Option, if not already exercisable, shall thereupon become immediately exercisable and the Optionee shall have the right to exercise this Option at any time prior to the effective date of the termination of the option plan or the proposed transaction.

      7.    Adjustments.

      The number and class of shares subject to this Option, and the purchase price per share (but not the total purchase price), and the minimum number of shares as to which this Option may be exercised at any one time, shall all be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares Of Common Stock in the Company without receipt of consideration by the Company, which result from a split-up or consolidation of shares, payment of a share dividend (in excess of two percent (2%)), a recapitalization, combination of shares or other like capital adjustment, so that, upon exercise of this Option, the Optionee shall receive the number and class of shares Optionee would have received had Optionee been the holder of the number of shares of Common Stock in the Company, for which this Option is being exercised, on the date of such change or increase or decrease in the number of issued shares of Common Stock in the company. Subject to any required action by its shareholders, if the Company shall be a surviving entity in any reorganization, merger or consolidation, this Option shall be proportionately adjusted so as to apply to the securities to which the holder of the number of shares of Common Stock in the company subject to this Option would have been entitled. Adjustments under this paragraph shall be made by the Board of Directors whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under this Option or upon any such adjustment.

      8.    Method of Exercising Option.

      Subject to the terms and conditions of this Nonqualified Common Stock option Agreement, this Option may be exercised by written notice to the Company, at its principal office in the State of California, which presently is located at 26931 Diamond, Mission, Viejo, California 92691. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the option. Such notice shall be accompanied by (i) payment in cash, certified check, bank draft or certificates for shares of the Common Stock of the Company equal to, in the aggregate, the full purchase price of such shares, and (ii) payment in cash, certified check or bank draft of any payroll withholding taxes resulting from the exercise, as determined by the Company. The Company shall deliver a certificate or certificates representing the shares subject to such exercise as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons other than the Optionee in accordance with the terms hereof, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable. The holder of this Option shall not be entitled to the privileges of share ownership as to any shares of Common Stock not actually issued and delivered to Optionee. The Optionee hereby certifies that all shares of Common Stock in the Company purchased or to be purchased by Optionee, pursuant to the exercise of this Option are being or are to be acquired by optionee for investment and not with a view to the distribution thereof. In addition, the person exercising the Option shall execute and deliver to the company with the notice provided for above an investment letter in the form attached hereto as Exhibit A.

      9.    No Agreement to Employ.

      Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company to employ or retain Optionee for any specific period of time.

      10.   General.

      The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Nonqualified Common Stock Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

      IN WITNESS WHEREOF, the Company has caused this Nonqualified Common Stock Option Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.

                                     VITAL SIGNALS, INCORPORATED,
                                     a California corporation


                                     By:
                                        ---------------------------------------
                                                       "Company"

                                     -------------------------------------------
                                                       "Optionee"

                                   EXHIBIT A

                        TO NONQUALIFIED OPTION AGREEMENT

Vital Signals, Incorporated
26931 Diamond
Mission Viejo, California 92691

Gentlemen:

      1. (a) In connection with the acquisition of ______ shares of the no par value common stock of VITAL SIGNALS, INCORPORATED, a California corporation (the "Company"), by the undersigned, the undersigned Presents that the shares which the undersigned is acquiring are being acquired for investment and not with a view to the sale or distribution of any part thereof, and that the undersigned has no present intent of selling or otherwise distributing the same.

            You have advised the undersigned that the shares have not been registered under the Securities Act of 1933, as amended (the "Act"), as the offering of the shares is to be effected pursuant to an exemption from the registration provisions of such Act, and, in this connection, you are relying in part on the representations of the undersigned set forth herein.

            Without in any way limiting the representations set forth above, the undersigned further agrees in no event to make any dispositions of all or any part of said shares unless and until (i) the undersigned shall have notified you of the proposed disposition; (ii) the undersigned shall have furnished you with an opinion of Counsel to the effect that such disposition will not require registration of such shares under the Act, and (iii) such opinion of counsel shall have been concurred in by the Company's counsel and the Company shall have advised you of such concurrence.

            (b) The undersigned acknowledges receipt of all information as the undersigned deems necessary and appropriate to enable the undersigned to evaluate the financial risk inherent in acquiring said shares and acknowledges receipt of satisfactory and complete information covering the business and financial condition of the Company, including the opportunity to obtain information regarding the Company's financial status, in response to all inquiries in respect thereof.

      2. The undersigned understands and agrees that the certificate evidencing said shares will bear the following legend:

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDET THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD TRANSFERED OR, OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THERE UNDER.

      3. (a) The undersigned recognizes that said shares are unregistered and must by held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available, and further recognizes that you are under no obligation to register said shares or to comply with any exemption from such registration.

            (b) The undersigned understands that Rule 144 under the Act does not presently apply and may never apply to the Company's securities because the Company does not now, and may never, file reports required by the Securities Exchange Act of 1934, as amended ("Exchange Act"), and has not made, and may never make, publicly available the information required by Rule 15c2-11 of the Exchange Act. Furthermore, if Rule 144 were available, the undersigned understands that sales of securities made in reliance thereof could be made only in certain limited amounts, after certain holding periods and only when there was available specified current public information, all in accordance with the terms and conditions of said Rule. The undersigned understands that, in the case of securities to which said Rule is not applicable, compliance with some other exemption under the Act will be required.

 Dated:
       -----------------------------
                                        By:
                                           ------------------------------------

                                                                  RSP-__________

                   RESTRICTED COMMON STOCK PURCHASE AGREEMENT

      THIS RESTRICTED COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is entered into this _______ day of ____________, 19__, by and between VITAL SIGNALS, INCORPORATED, a California corporation (the "Company"), and ____________________, an employee, officer, member of the Board of Directors of or advisor to Company ("Purchaser").

                                R E C I T A L S:
                                - - - - - - - -

      A. Purchaser commenced employment with or was elected as a member of the Board of Directors of the Company or became an advisor to the Company ("employment status" on, ____________ 19__, and in such capacity is key to the future success of the Company.

      B. The Company desires, by affording Purchaser an opportunity to purchase shares of Common Stock of the Company (hereinafter called "shares"), as hereinafter provided, to carry out the purpose of the "Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan -- 1989" (the "Plan").

                               A G R E E M E N T:
                               - - - - - - - - -

      NOW, THEREFORE, in consideration of the mutual covenants, warranties and representations contained herein, the parties hereto agree as follows:

      1.    Purchase and Sale of Shares.

      Company hereby issues to Purchaser and Purchaser hereby purchases from Company, _____ shares of authorized but unissued Common Stock, no par value, of the Company (the "Shares") for a purchase price of $ _____________ per share, or $_____________ in the aggregate. The purchase price is payable as follows:

            (a) By delivery of cash, by check in the amount of $____________; and/or


                                   Exhibit C

            (b) By delivery of a promissory note in the principal amount of $_________________, payable to the Company, bearing interest from the date hereof at the rate of ________ percent (___%), substantially in the form of the note attached hereto as Exhibit A.

      In the event payment of any portion or all of the purchase price is to be made by delivery of a promissory note, Purchaser shall deliver to the Company a pledge of the Shares or other securities or assets which may be listed in the Pledge Agreement dated the date hereof and substantially in the form attached as Exhibit B. If the note is to be unsecured by the Shares or other collateral, the Pledge Agreement shall so indicate.

      2.    IRC Section 83(b) Election.

      Purchaser hereby agrees to file the election provided under Section 83(b) of the Internal Revenue Code of 1986, as amended, within thirty (30) days of the transfer of the Shares, substantially in the form attached hereto an Exhibit C. The parties hereto acknowledge and agree that the total fair market value of the Shares is $_________________. Purchaser agrees that the Company shall have no duty or responsibility to file said election.

      3.    Stock Rights, Forfeiture Provisions, and Buy-Back.

      3.1 Issuance of Shares. The Shares shall be duly issued and a certificate or certificates for the Shares are concurrently herewith being issued in the name of Purchaser. Purchaser shall thereupon be a shareholder with respect to all the Shares represented by such certificate(s) and shall have all of the rights of a shareholder with respect to all of the Shares, including the right to vote the Shares and to receive all dividends and other distributions paid with respect to the Shares.

            3.2 Repurchase of Shares. The Shares shall be subject to repurchase and forfeiture under this Section 3.2 pursuant to the following terms and conditions: TO BE DETERMINED ON AN OPTIONEE BY OPTIONEE BASIS WHICH SHALL IN ANY EVENT PROVIDE FOR THE FOLLOWING MINIMUM VESTING.

                  3.2.1 Repurchase on Termination of Employment Status. In the
            event that Purchaser ceases to occupy his employment status (the "Termination Date") for any reason, including death or permanent disability, within three (3) years of the date hereof (the "Forfeiture Period"), the Company shall have the option to purchase all of the Shares (or the products or proceeds thereof) which were issued to Purchaser pursuant to this Agreement in accordance with the following vesting schedule: (i) prior to the first anniversary of the Employment Date, the Corporation shall have the option to purchase 100% of the Shares as unvested shares; (ii) on and after the first anniversary of the Employment Date and prior to the second anniversary of the Employment Date, the Corporation shall have the option to purchase 75% of the Shares as unvested shares and 25% of the Shares as vested shares, (iii) on and after the second anniversary date of the Employment Date and prior to the third anniversary date of the Employment Date, the Corporation shall have the option to purchase 50% of the Shares as unvested shares and 50% of the Shares as vested shares, and (iv) on and after the third anniversary date of the Employment Date, the Corporation shall have the option to purchase 100% of the Shares as vested shares.

                  3.2.2 Repurchase on Merger or Sale of Assets. In addition to any other event causing an expiration or termination of the option of the Company to repurchase any of the Shares, the option of the Company to repurchase unvested Shares shall be treated as an option to purchase vested shares (meaning that the purchase price to be paid for the Shares shall be the fair market value of such shares, instead of the initial purchase price) upon the effective date of the dissolution or liquidation of the Company, or upon a merger, consolidation, acquisition of property or shares, separation or reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity, or if the Company is the surviving entity and the ownership of the outstanding capital stock of the Company following the transaction changes by 80% or more as a result of such transaction, or a sale of substantially all of the property or shares of the Company to another entity, corporate or otherwise; provided, however, that the Company may, in its discretion, and immediately prior to any such transaction, cause a new Purchase Agreement to be substituted for this Agreement, or cause this Agreement to be assumed by another entity; and such new Purchase Agreement shall apply to all securities issued in addition to or in substitution, replacement or modification of the Shares theretofore covered by this Agreement, provided that:

                        (1) The excess of the aggregate fair market value of the Shares and other securities, if any, (or the products or proceeds thereof) subject to the Purchase Agreement immediately after the substitution or assumption over the aggregate purchase price of such Shares and other securities, if any, shall not be less than the excess of the aggregate fair market value of all Shares Subject to this Purchase Agreement immediately before such substitution or assumption over the aggregate purchase price of such Shares; and

                        (2) The new Purchase Agreement or the assumption of the existing Purchase Agreement shall not extend any vesting periods or afford Purchaser benefits less favorable in value to Purchaser than those Purchaser would have had under this Purchase Agreement prior to such assumption; and

                        (3) An appropriate adjustment of the original Purchase Price as defined below shall be made among original Shares subject to the Purchase Agreement and any additional Shares or other securities issued in substitution, replacement or modification thereof.

                  3.2.3 Purchase Price. The purchase price ("Purchase Price")
            for the unvested Shares purchased by the Company pursuant to Sections 3.2.1 and 3.2.2 above shall be an amount equal to the purchase price paid for the Shares by the Purchaser pursuant to
            Section 1 above and for the vested Shares purchased by the Company pursuant to Sections 3.2.1 and 3.2.2 above shall be an amount equal to the fair market value of such Shares, as determined by the certified public accountants as of September 30 of each year, determined within 90 days after such date each year. Such determination shall be binding on the Company and the Purchaser until the date of the next valuation, or 90 days after September 30 of the next year, if no valuation is delivered by the certified public accountants of the Company. If no valuation is received by the Company after 90 days after September 30 of any year, the Board of Directors of the Corporation shall determine, in its sole discretion, the fair market value of the Shares as of the previous September 30, which valuation shall be binding upon the Company and the Purchaser until the next annual valuation date.

                  3.2.4 Procedures for Exercise of Purchase Option. For thirty
            (30) days after the Termination Date, the Company shall have the right to repurchase all or any part of that portion of the Shares specified in Sections 3.2.1 or 3.2.2 by giving Purchaser and/or any other person obligated to sell written notice of the number of Shares which the Company desires to purchase. The Company shall pay for such Shares by the delivery of its check in the aggregate amount of the Purchase Price as provided in Section 3.2.3 above, against delivery of the certificate(s) representing the portion of the Shares purchased by the Company.

            3.3 Deposit of Shares. In aid of the forfeiture and buy-back provisions provided for herein, Purchaser shall, immediately upon receipt of the certificate or certificates representing the Shares, deposit the certificate or certificates, together with a stock power or other instrument of transfer appropriately endorsed in blank, with the Company as escrow holder of the certificate(s).

            3.4 Legend. The stock certificate(s) representing the Shares shall bear the following legend, in addition to such other legends as may be required by law:

            "SALE, TRANSFER OR HYPOTHECATION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AN AGREEMENT DATED ____________________ 19__, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION, AND ALL OF THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN."

            3.5 Recapitalization. In the event that, as the result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, or recapitalization of the Shares, Purchaser shall be entitled to new or additional or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities shall be imprinted with the legend provided in Section 3.4, and shall be deposited with the Company as escrow holder under the terms and conditions provided in Section 3.3 herein, together with a stock power or other instrument of transfer appropriately endorsed.

      4.    Transfer of Shares of Stock.

      The Shares shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, shall not be assigned or transferred by operation of law and shall not be subject to execution, attachment or similar process without the Prior or written consent of the Company, which may be withheld by the Company in its sole and absolute discretion, and any attempted sale or other disposition without such consent shall be null and void. The Company may impose conditions to the giving of such consent, including, without limitation, a condition that the proposed transferee execute an agreement substantially in the form of this Agreement.

      5.    Shares Free and Clear.

      All Shares purchased by the Company pursuant to this Agreement shall be delivered by Purchaser free and clear of all claims, liens and encumbrances of every nature (except the provisions of this Agreement and any conditions concerning the shares imposed pursuant to the federal or California securities laws), and the purchaser thereof shall acquire full and complete title and right to all of the Shares, free and clear of all claims, liens and encumbrances of every nature (again except for the provisions of this Agreement and such securities laws).

      6.    Investment Representation and Legend Conditions.

      Purchaser represents and warrants that the Shares are being acquired by him or her for investment for his or her account and not with a view to disposition in connection with a resale or other disposition of these Shares or other securities of the Company. Purchaser shall execute and deliver to the Company an investment letter in the form of Exhibit D attached hereto.

      7.    No Agreement to Retain in Employment Status.

      Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company or its shareholders to retain Purchaser in his or her employment status for any specific period of time.

      8.    Severability and Continued Effect.

      If any provisions hereof should be determined to be invalid, the parties intend that all of the remaining provisions hereof shall continue to be fully effective.

      9.    Notices.

      Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States post office, by registered or certified mail, addressed to a party at his or her address hereinafter shown below beside his or her signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

      10.   Governing Law.

      This Agreement is being executed and delivered, and is intended to be performed, in the State of California, and shall be governed by and construed in accordance with the laws of the State of California.

      11.   Captions.

      The captions to the sections, subsections and paragraphs in this Agreement are inserted for convenience only and shall not affect the construction or interpretation thereof.

      12.   Attorneys' Fees.

      If any party shall bring an action in law or equity against another to enforce or interpret any of the terms, covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to reasonable attorneys' fees which the other party hereby agrees to pay.

      13.   Entire Agreement.

      This Agreement constitutes the entire agreement between the parties pertaining to its subject matter and supersedes all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Address:
        ---------------------------     -------------------------------
                                                  "Purchaser"
        ---------------------------


                                        VITAL SIGNALS, INCORPORATED, a
                                        California corporation

                                        By:
                                           -----------------------------------
                                                    "Company"

                       CONSENT AND RATIFICATION OF SPOUSE


      The undersigned, the spouse of _____________________ ____________________, a party to the attached Restricted Common Stock Purchase Agreement (the "Agreement"), dated the __________________ day of ____________________________,
19__, hereby consents to the execution of said Agreement by such party; and ratifies, approves, confirms and adopts said Agreement, and agrees to be bound by each and every term and condition thereof as if the undersigned had been a signatory to said Agreement, with respect to the Shares (as defined in the Agreement) made the subject of said Agreement in which the undersigned has an interest, including any community property interest therein.

Dated:
      ----------------------------------

                                            -----------------------------------

                                    EXHIBIT A

                  TO RESTRICTED COMMON STOCK PURCHASE AGREEMENT

                                                                    RSP-______

                                 PROMISSORY NOTE
                     (_______ year, [_________]%* interest)

                                                     _____________________, 19__

                                                     _________, California


                                                                   $____________


      For value received, the undersigned promises to pay to VITAL SIGNALS, INCORPORATED, a California corporation, (the "Company"), the sum of _____________________________ Dollars ($_______________) in full by or before the ______________ anniversary date of the date hereof, together with interest thereon as hereinafter provided.

      The undersigned shall have the right to prepay said principal amount at any time in whole or in part without penalty. Simple annual interest at the rate of ______________ percent (____%) per annum on unpaid principal shall be paid annually on each anniversary of the date hereof and upon each prepayment of principal, if any.

      The entire outstanding principal and interest shall be due and payable if any one or more of the following events shall have occurred:

            (a) The making by the undersigned of any assignment for the benefit of creditors or the filing by or against the undersigned of any petition in bankruptcy if such proceedings not be discharged within ninety
      (90) days of any such making or filing.

            (b)   The occurrence of any Termination Date an defined in Section
      3.2.1 of the Restricted Common Stock Purchase Agreement of even date herewith between the undersigned and the Company.

      If any installment of principal and/or interest is not paid when due, the holder hereof may, at its option, declare the entire amount of this note immediately due and payable.

      All payments hereon shall be credited first to accrued but unpaid interest, and the balance, if any, shall be credited to principal.

      If legal action is instituted for the collection of note, the undersigned promises to pay such sum as the Court may adjudge reasonable as attorneys' fees.

      This note is given pursuant to that certain Restricted Common Stock Purchase Agreement of even date herewith, between the Company and the undersigned and is subject to all of the terms, rights and remedies set forth therein.

      This note is secured by a Pledge Agreement of even date herewith between the Company and the undersigned.


                                            ------------------------------------





------------------


* A fixed rate of interest is to be determined from time to time by action of the Board of Directors in accordance with prevailing rates and the Internal Revenue Service prescribed interest rules.

                                    EXHIBIT B

                  TO RESTRICTED COMMON STOCK PURCHASE AGREEMENT

                                                                    RSP-_______

                                PLEDGE AGREEMENT

      THIS PLEDGE AGREEMENT ("Agreement") is executed as of this _______________ day of _________________, 19__, between VITAL SIGNALS, INCORPORATED, a California corporation (the "Company"), and _________________________ ("Purchaser").

                              W I T N E S S E T H:
                              - - - - - - - - - -

      For the considerations and undertakings set forth herein, the parties do hereby agree as follows:

      1. To secure payment to the Company of a promissory note ("Note") in the face amount of _____________________________ ___________________ Dollars
($_________________), and extensions or renewals thereof, which was executed concurrently with the execution of this Pledge Agreement pursuant to a Restricted Common Stock Purchase Agreement of even date herewith between the Company and Purchaser, ("Stock Purchase Agreement") Purchaser hereby assigns and grants to the Company a security interest in __________________________________ (__________________) shares ("Shares") of the Common Stock of the Company acquired under the Stock Purchase Agreement, together with securities (if any) other than such Shares, all described as follows:

Issuer                  Certificate No.    No. of Shares    Registered Owner
------                  ---------------    -------------    ----------------
Vital Signals
   Incorporated

Purchaser does hereby deposit with the Company, as pledge holder, such certificates, together with duly executed stock transfer powers.

      2. Subject to any obligations of Purchaser under the Stock Purchase Agreement, the Company agrees that within a reasonable time after all or any portion of the Note is paid by Purchaser, the Company shall release and deliver to Purchaser the number of Shares held hereunder for which such payment was received. The Company, in its discretion, may release portions of the Shares upon periodic principal payments or deposit of other or additional security under the Note. All Shares released and delivered to Purchaser shall be free and clear of the restrictions of this Pledge Agreement.

      3. Unless and until Purchaser defaults in his performance under the terms of the Note, the terms of this Pledge Agreement and/or the terms of the Stock Purchase Agreement, the Shares held by the Company at any time under this Pledge Agreement shall remain registered in the name of Purchaser on the records of the Company, and Purchaser may vote the Shares on all corporate questions (if the same shall be entitled to voting rights) and shall be entitled to receive all dividends and other amounts accruing as a result of his ownership of the Shares.

      4. In the event the Purchaser defaults in the performance of any of the terms of the Note, this Pledge Agreement or the stock Purchase Agreement, the Company may exercise any and all rights which it may have under the California Uniform Commercial Code or any other applicable statute, case, ruling, regulation or law; subject, however, to all permits, orders, consents, rules and regulations of the California Commissioner of Corporations and the Securities and Exchange Commission and the Federal Reserve Board relating hereto, to which Purchaser agrees to be bound.

      5. If during the term of this Pledge Agreement the Company should become a party to any merger, consolidation or other reorganization, this Pledge Agreement shall be adjusted so as to apply to the securities to which a holder of the Shares subject to this Pledge Agreement would have been entitled upon such merger, consolidation or reorganization; and, if during the term of this Pledge Agreement the Company shall be dissolved or its existence otherwise terminated, then that portion of the assets and consideration to which a holder of the Shares subject to this Pledge Agreement would have been entitled in such transaction shall be the subject matter of this Pledge Agreement for the remainder of its term. This Section 5 shall in no way limit the right of the Company to repurchase shares under the Stock Purchase Agreement.

      6. This Pledge Agreement shall inure to the benefit of and be binding upon the heirs, executors and administrators of the parties hereto.

      7. The rights, powers and remedies given to the Company by this Agreement shall be in addition to all rights, powers and remedies given to the Company under the Stock Purchase Agreement or any statute or rule of law. Any forebearance or failure or delay by the Company in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

      8. The Board of Directors or the Stock Committee may demand and receive payment or additional security if for any reason the collateral hereunder is insufficient to meet minimum requirements established under federal or state securities or banking regulations or as may be necessary to bring the Note and the security into compliance with any such law or regulations. Any failure of Purchaser to meet any such demand shall be deemed a default under this Pledge Agreement and under the Note secured hereby.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                    PURCHASER

                                    ------------------------------------------
                                                   (Signature)



                                    ------------------------------------------

                                    ------------------------------------------
                                                    (Address)



                                   VITAL SIGNALS, INCORPORATED

                                   By:
                                       ---------------------------------------
                                   Its:
                                        --------------------------------------

                                    EXHIBIT C

                 TO RESTRICTED COMMON STOCK PURCHASE AGREEMENT


                                              ____________________________, 19__

Internal Revenue Service Center
5045 East Butler Avenue
Fresno, California 93888

               Re:    Election Under Section 83(b)
                      of the Internal Revenue Code
Dear Sir or Madam:

      The undersigned performed services in connection with which property was transferred to the undersigned which at the time of transfer was not transferable by the undersigned and was subject to a substantial risk of forfeiture. The undersigned hereby makes this election pursuant to Section 83(b) of the Internal Revenue Code.

      In connection with this election, the undersigned hereby provides you with the following information:

      1. The undersigned's name, address, social security number, and the taxable year of the person who performed the services are as follows:

               Names and Address:   __________________________________________

                                    __________________________________________

                                    __________________________________________

               Social Security No.: __________________________________________

               Taxable Year:       Calendar Year _____________________________

      2. A description of the property with respect to which the election is being made: ____________ shares of Common Stock, no par value, of Vital Signals, Incorporated.

      3.    The date an which the property was transferred: ___________________.

      4. A description of the nature of the restrictions to which the property is subject:___________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________.

      5. The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) of the property with respect to which the election is being made:
$_________ per share, or an aggregate fair market value of $___________.

      6. The amount paid for such property: $________ per share, or an aggregate amount paid of $__________.

      There are enclosed herewith two copies of this written statement for filing. Would you please stamp the third copy enclosed herewith as having been received and return it to the undersigned in the enclosed, self-addressed, postage paid envelope.

      The undersigned has also submitted a copy of this statement to the person for whom the services were performed.

      If you have any questions or comments, or if any additional information is required, please do not hesitate to contact


                         -------------------------------------

                         -------------------------------------

                                         Very truly yours,


                                         ------------------------

                                    EXHIBIT D

                  TO RESTRICTED COMMON STOCK PURCHASE AGREEMENT

                                              ____________________________, 19__

Vital Signals, Incorporated

------------------------------

------------------------------

Gentlemen:

      1. (a) In connection with the acquisition of __________ shares of the no par value common stock of VITAL SIGNALS, INCORPORATED, a California corporation (the "Company"), by the undersigned, the undersigned represents that the shares which the undersigned is acquiring are being acquired for investment and not with a view to the sale or distribution of any part thereof, and that the undersigned has no present intent of selling or otherwise distributing the same.

      You have advised the undersigned that the shares have not been registered under the Securities Act of 1933, as amended (the "Act"), as the offering of the shares is to be effected pursuant to an exemption from the registration provisions of such Act, and, in this connection, you are relying in part on the representations of the undersigned set forth herein.

      Without in any way limiting the representations set forth above, the undersigned further agrees in no event to make any disposition of all or any part of said shares unless and until (i) the undersigned shall have notified you of the proposed disposition; (ii) the undersigned shall have furnished you with an opinion of counsel to the effect that such disposition will not require registration of such shares under the Act, and (iii) such opinion of counsel shall have been concurred in by the Company's counsel and the Company shall have advised you of such concurrence.

            (b) The undersigned acknowledges receipt of all such information as the undersigned deems necessary and appropriate to enable the undersigned to evaluate the financial risk inherent in acquiring said shares and acknowledges receipt of satisfactory and complete information covering the business and financial condition of the Company, including the opportunity to obtain information regarding the Company's financial status, in response to all inquiries in respect thereof.

      2. The undersigned understands and agrees that the certificate evidencing said shares will bear the following legend:

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

      3. (a) The undersigned recognizes that said shares are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available, and further recognizes that you are under no obligation to register said shares or to comply with any exemption from such registration.

            (b) The undersigned understands that Rule 144 under the Act does not presently apply and may never apply to the Company's securities because the Company does not now, and may never, file reports required by the Securities Exchange Act of 1934, as amended ("Exchange Act"), and has not made, and may never make, publicly available the information required by Rule 15c2-11 of the Exchange Act. Furthermore, if Rule 144 were available, the undersigned understands that sales of securities made in reliance thereof could be made only in certain limited amounts, after certain holding periods and only when there was available specified current public information, all in accordance with the terms and conditions of said Rule. The undersigned understands that, in the case of securities to which said Rule is not applicable, compliance with some other exemption under the Act will be required.

Dated:
      -----------------------------
                                       By:
                                          -----------------------------------


                                       D-2